UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 21, 2009
Date of Report (Date of earliest event reported)
Cuisine Solutions, Inc.
(Exact name of registrant as specified in its charter)

DE	001-32439	52-0948383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2800 Eisenhower Ave Suite 450, Alexandria, VA	22314

(Address of principal executive offices)	(Zip Code)
703-270-2900
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-99.1 PRESS RELEASE ISSUED BY CUISINE SOLUTIONS, INC. DATED AUGUST 25, 2009.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On August 21, 2009 Cuisine Solutions, Inc. (the “Company”) provided advance notice to the NYSE Amex of its intent to voluntarily file for deregistration with the Securities and Exchange Commission and delist its common stock from the NYSE Amex. The deregistration and delisting will be in connection with the reverse and forward stock splits that are scheduled to be voted on by the Company’s stockholders at a special meeting of stockholders on September 9, 2009.  The press release announcing the Company’s intent to voluntarily delist and deregister its common stock is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 3.01 by reference in its entirety.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1 Press release for Cuisine Solutions, Inc. dated August 25, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.
Date: August 21, 2009	By:	/s/ Ronald Zilkowski
Ronald Zilkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-99.1	PRESS RELEASE ISSUED BY CUISINE SOLUTIONS, INC. DATED AUGUST 25, 2009.